================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2004


                           SIRIUS SATELLITE RADIO INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                       0-24710                 52-1700207
(State or other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


1221 Avenue of the Americas, 36th Fl., New York, NY                 10020
     (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (212) 584-5100


================================================================================

Item 5.  Other Events.

            Our board of directors has extended the expiration date of the rights issued under the Rights Agreement between The Bank of New York and ourselves from July 1, 2004 to January 15, 2005. A copy of the Amendment to the Rights Agreement, dated as of June 30, 2004, between The Bank of New York and ourselves is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) Not applicable.

            (b) Not applicable.

            (c) Exhibits.

            The Exhibit Index attached hereto is incorporated herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   SIRIUS SATELLITE RADIO INC.



                                   By: /s/ Patrick L. Donnelly
                                       -----------------------------------------
                                           Patrick L. Donnelly
                                           Executive Vice President, General
                                           Counsel and Secretary


Dated:  June 30, 2004

                                  Exhibit Index

Exhibit No.                      Description of Exhibit
-----------                      ----------------------

   99.1 Amendment, dated as of June 30, 2004, to Rights Agreement between Sirius Satellite Radio Inc. and The Bank of New York.